SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2003

Triad Automobile Receivables Trust 2003-B

(Issuer with respect to Securities)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

Debra Glasser, Esq
Triad Financial Corporation
7711 Center Avenue
Suite 100
Huntington Beach, California	92647

(Address of principal	(Zip Code)
executive offices)

Registrant’s Telephone Number,
including area code:	(714) 373-8300

No Change

(Former name or former address, if changed since last report)

1

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

     Item 5. Other Events

               In connection with the offering of Triad Automobile Receivables Trust 2003-B, described in the related Prospectus Supplement, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 99.1 – Related Computational Materials (as defined in Item 5 above).

Exhibit 99.2 – Related Computational Materials (as defined in Item 5 above).

2

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION

By:	/s/ James M. Landy

Name:	James M. Landy
Title:	Chief Executive Officer

Dated: October 20, 2003

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Related Computational Materials (as defined in Item 5 above).
99.2	Related Computational Materials (as defined in Item 5 above).

4